SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INCOME FUNDS
Wells Fargo Core Bond Fund
Wells Fargo Real Return Fund

                Effective immediately, the Management Fee table in the section “Manager and Other Service Providers – Manager and Class-Level Administrator” is replaced with the following:

Gateway Feeder Fund	for Fund-Level Administrative Services		for Combined Asset-Allocation Services and Fund-Level Administrative Services[1]	Annual Advisory Rate paid by Master Trust Portfolio[2] (as a percentage of net assets)
Core Bond Fund	First $5B	0.05%	0.30%	First $500M	0.400%
	Next $5B	0.04%	0.29%	Next $500M	0.375%
	Over $10B	0.03%	0.28%	Next $2B	0.350%
				Next $2B	0.325%
				Next $5B	0.300%
				Over $10B	0.290%

Real Return Fund	First $5B	0.05%	0.30%	First $500M	0.400%
	Next $5B	0.04%	0.29%	Next $500M	0.375%
	Over $10B	0.03%	0.28%	Next $2B	0.350%
				Next $2B	0.325%
				Next $5B	0.300%
				Over $10B	0.290%

1 Represents the proposed fee payable to Funds Management for providing both asset-allocation services and Fund-level administrative services if the Fund converts into a gateway blended Fund.

2 Represents the advisory fee payable to Funds Management as investment adviser to the portfolio(s) of Master Trust in which the Fund invests. Funds Management expects that this would be the proposed fee payable to Funds Management for providing advisory services if the Fund converts into a stand-alone Fund.

December 15, 2017